NYSE Amex Equities Exchange Symbol – UEC

Uranium Energy Corp Acquires the Workman Creek Project in Arizona

  Over 400 exploration and development holes drilled by Wyoming Minerals Corp in the 1970’s
  Positive historic feasibility study prepared by Dravo Engineers in 1980
  All historic and recent data obtained and being evaluated by Company geologists

Corpus Christi, TX – November 8, 2011 -- Uranium Energy Corp (NYSE-AMEX: UEC, the “Company”) is pleased to announce that it has entered into a definitive property acquisition agreement (the “Agreement”) with Cooper Minerals, Inc. (“Cooper”) to acquire the Workman Creek uranium project in Gila County, Arizona (the “Project”).

In accordance with the terms of the Agreement, which is subject to satisfactory due diligence and the receipt by the Company of prior regulatory approval to closing, in order to acquire the Project the Company is required to make cash payments totaling $84,640 and to issue 300,000 restricted common shares of the Company to Cooper at closing.

President and CEO Amir Adnani stated, “The Workman Creek project represents the Company’s fourth project in Arizona, a state that’s pro-business and mining-friendly. This acquisition fits into the Company’s strategy of targeting properties for acquisition that have already been the subject of significant exploration and development by majors in the past. Management continues to demonstrate our commitment to expanding and diversifying our project portfolio at a viable cost for long-term growth.”

The Workman Creek Project

The Workman Creek Project consists of 176 unpatented lode mining claims covering 3,520 acres. The Project is located in a remote area of the Dripping Springs Mining District of Gila County, Arizona, about 30 miles north of Miami, Arizona and 85 miles northeast of Phoenix, Arizona. The current claim configuration being acquired by the Company represents the Workman Creek North and South project areas originally held and developed by Wyoming Minerals Corp (“WMC”), a subsidiary of Westinghouse, in the 1970s and 1980s.

The uranium mineralization of the Dripping Springs Mining District were first noted in 1950, but not thoroughly explored until 1955 following an airborne radiometric survey conducted by the US Atomic Energy Commission. The survey identified approximately 20 target areas and initiated a staking rush into the Sierra Ancha Mountains of Gila County.

It was not until the 1970s when WMC established a significant acreage position in the area and began a systematic development program. Major work conducted by WMC including the drilling of over 400 exploration and development holes, geological mapping, regional and detailed geochemical studies, petrographic studies, mineralogical paragenetic studies, geophysical surveys and metallurgical studies, all of which culminated in a positive feasibility study prepared by Dravo Engineers in 1980.

Based on favorable economics indicated in the Dravo Engineers feasibility study, detailed designs for open pit and underground mining were developed, coupled with a conventional acid leach, solvent extraction and ammonia precipitation process. Metallurgical leaching studies indicated that uranium recovery was in the neighborhood of 94%. The work by Dravo Engineers was further supported and complimented by work performed by Mountain States Research and Development of Tucson, Arizona, and the Colorado School of Mines Research Institute of Golden, Colorado. However, these historical studies pre-date NI 43-101 and should not be treated as current. The Company has not performed the necessary work to verify these historical studies and the results should not be relied upon. By the early 1980s, global and market events led WMC to abandon their mineral claims in the Project.

The Project was staked by Cooper and optioned to Rodinia Minerals (“Rodinia”) in 2004-05. Rodinia maintained the property until 2010 at which time they let their option expire. Recent work performed on the Project by both Cooper and Rodinia include radiometric surveys, geochemical surveys and detailed geologic mapping. All historic and recent data has been obtained by the Company and is currently being evaluated by Company geologists.

The uranium mineralization of the Dripping Springs Mining District is associated with the Upper Member of the Dripping Springs Quartzite of Precambrian age. The mineralized zones can be best described as stratabound which have undergone thermal metamorphism, resulting in the redistribution and concentration the uranium.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and reviewed by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a QP under NI 43-101 standards.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities